UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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Touchstone Strategic Trust
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TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

Touchstone Large Cap Growth Fund

Important Notice Regarding the Availability of this Information Statement

The information statement is available at TouchstoneInvestments.com

THIS IS NOT A PROXY STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Large Cap Growth Fund (the “Fund”), a series of the Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Rockefeller & Co., Inc. (“Rockefeller” or the “Sub-Advisor”) and the termination of the existing sub-advisory agreement between Touchstone and Navellier & Associates Inc. (“Navellier”) with respect to the Fund.  This Information Statement also describes the Board’s approval of a contingent interim sub-advisory agreement (the “Contingent Interim Sub-Advisory Agreement”) between Touchstone and Russell Implementation Services, Inc. (“Russell” or the “Contingent Interim Sub-Advisor”) should Touchstone deem an interim sub-advisor necessary during the transition period to Rockefeller.  The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Touchstone, the investment advisor to the Fund, to hire new unaffiliated sub-advisors or make changes to existing sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information about Rockefeller and the Sub-Advisory Agreement and Russell and the Contingent Interim Sub-Advisory Agreement.  The Information Statement is being mailed on or about March 5, 2015 to shareholders of record of the Fund as of February 19, 2015 (“Record Date”).

The Fund’s most recent annual report for the fiscal year ended March 31, 2014 and semi-annual report for the six-month period ended September 30, 2014 are available upon request without charge. The annual report and semi-annual report may be obtained by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, RI 02940, by calling 1.800.543.0407, or online at http://www.touchstoneinvestments.com/mutual-funds/large-cap-growth-fund-literature.htm.

BOARD APPROVAL OF THE SUB-ADVISOR AND CONTINGENT INTERIM SUB-ADVISOR

As the investment advisor to Touchstone mutual funds, including the Fund, Touchstone regularly monitors each fund’s sub-advisor via a rigorous, five-part evaluation process.  Based on the application of this process, Touchstone proposed the replacement of the Fund’s current sub-advisor, Navellier, to the Board at a meeting held on February 12, 2015.  The Board approved replacing Navellier with Rockefeller, to take effect on or about May 4, 2015.

In connection with these changes, the Board also approved changes to the Fund’s name and 80% investment policy, also to take effect on or about May 4, 2015.  The Fund’s name will be changed to Touchstone Sustainability and Impact Equity Fund, and the Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies.  Equity securities include common stocks, preferred stocks, convertible securities, depository receipts such as American Depository Receipts, Global Depository Receipts and European Depository Receipts, and interests in other investment companies, including exchange-traded funds that invest in equity securities.  Currently, the Fund’s investment policy states that the Fund will invest, under normal circumstances, at least 80% of its assets in common stocks of large-cap U.S. companies.  A large-cap company is defined as a company that has a market capitalization found within the Russell 1000® Index (between $520 million and $567 billion at the time of its most recent reconstitution on June 27, 2014) at the time of purchase.  There will be no changes to the investment objective of the Fund in connection with the change in sub-advisor; the investment objective will remain long-term growth of capital.

Effective on or about May 4, 2015, the Fund will invest in U.S. and non-U.S. companies.  Concurrent with this change, the Fund’s benchmark will become the MSCI ACWI (All Country World Index), which represents broad investment in equities of companies globally.  The Fund will invest in companies of any size, but will generally focus on larger, more established companies.  The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.  Rockefeller classifies emerging and frontier markets as those countries not included in the MSCI World Index, a developed market index.

Rockefeller will select investments for the Fund based on an evaluation of a company’s financial condition and its sustainability practices.  Rockefeller applies bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations.  Rockefeller’s sustainability evaluation considers the company’s environmental, social and governance practices.  Rockefeller analyzes the potential environmental, social and governance impacts and risks of a company, considers how well the company manages these impacts and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.  Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company’s progress toward sustainability.

As a result of the changes described above, the Fund will no longer be non-diversified or invest a significant percentage of its assets in securities of one issuer (i.e., up to 10% of its total assets).  In addition, Rockefeller does not intend to engage in frequent and active trading as part of its principal investment strategy.

In connection with the repositioning of the Fund’s portfolio, the Fund’s principal risks will also change.  A comparison of the Fund’s principal risks before and after the investment strategy change and associated repositioning is as follows:

Principal Risk	Large Cap Growth Fund	Sustainability and Impact Equity Fund
Convertible Securities Risk		x
Equity Securities Risk	x	x
Large-Cap Risk	x	x
Mid-Cap Risk	x	x
Preferred Stock Risk		x
Small-Cap Risk		x
Foreign Securities Risk		x
Depositary Receipts Risk		x
Emerging Markets Risk		x
Frontier Markets Risk		x
Growth Investing Risk	x
Management Risk	x	x
Non-Diversification Risk	x
Portfolio Turnover Risk	x
Sector Focus Risk	x
Sustainability and Impact Investing Risk		x

A description of each of the principal risks above is in Exhibit A to this Information Statement.

After the Fund’s portfolio is repositioned, it is expected that, on or about May 13, 2015, the Fund will make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact to current shareholders.

Navellier is expected to continue to serve as the Fund’s sub-advisor until on or about May 1, 2015, with Rockefeller to become the Fund’s sub-advisor on or about May 4, 2015.  The Board, however, also approved the contingent appointment of Russell as interim sub-advisor to the Fund should Touchstone deem an interim sub-advisor necessary during the transition period to Rockefeller.  If this should occur, Russell would become the Fund’s interim sub-advisor until Rockefeller becomes the Fund’s sub-advisor.  As the Fund’s interim sub-advisor, Russell would manage the Fund to achieve returns similar to the Fund’s current benchmark, the Russell 1000 Growth Index.

THE BOARD’S CONSIDERATIONS

Board Considerations with respect to Approval of Sub-Advisory Agreement

Touchstone and Rockefeller provided the Board with various written materials in advance of the in-person February 12, 2015 meeting to assist with the Board’s consideration of Rockefeller. Touchstone provided written and oral information stating the basis for its recommendation to engage Rockefeller and to transition the Fund from a large-cap growth strategy to a global equity strategy. The information also included details regarding Rockefeller’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Rockefeller by Touchstone; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Trustees who are not “interested persons,” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voting separately, unanimously determined that the proposal to approve the Sub-Advisory Agreement for the Fund would be in the best interests of the shareholders and the Fund. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed compensation; (3) the Sub-Advisor’s past performance; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Rockefeller.  The Board considered Rockefeller’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also took into consideration that Touchstone was satisfied with Rockefeller’s in-house risk and compliance teams.

Rockefeller’s Compensation. The Board took into consideration the financial condition of Rockefeller and any direct and indirect benefits to be derived by Rockefeller’s relationship with the Fund.  In considering the anticipated level of profitability to Rockefeller, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between Touchstone and Rockefeller.  As a consequence, the anticipated level of profitability to Rockefeller from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Rockefeller’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains breakpoints that would reduce the sub-advisory fee rate on Fund assets above specified levels.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay a sub-advisory fee to Rockefeller.  The Board also considered certain comparative fee information concerning the sub-advisory fee that was paid to Navellier for managing the Fund.  The Board also compared Rockefeller’s proposed sub-advisory fee to the sub-advisory fees paid to Navellier, noting that the proposed sub-advisory fee schedule to Rockefeller contained breakpoints at much lower asset levels than Navellier’s sub-advisory fee schedule.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Rockefeller, with respect to the various services to be provided by Touchstone and Rockefeller. The Board also noted that Touchstone negotiated the sub-advisory fee with Rockefeller at arm’s length.  The Board also took into account Touchstone’s undertaking to reduce the expense caps for certain of the Fund’s share classes.

The Board also considered Rockefeller’s investment performance and the Fund’s performance record under Navellier management.  The Trustees also noted that the boutique nature of Rockefeller and its actively managed, more concentrated portfolios, fit well within Touchstone’s equity manager value proposition.  The Board reviewed Rockefeller’s investment performance, highlighting the firm’s strong performance in its Global Sustainability and Impact strategy.  The Board was mindful of Touchstone’s focus on the performance of sub-advisors, including the Fund’s sub-advisor, and Touchstone’s attention to instances of underperformance. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from Rockefeller.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Rockefeller is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Rockefeller maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Rockefeller; and (d) Rockefeller’s proposed investment strategies are appropriate for pursuing the investment objective of the Fund.  In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Board Considerations with respect to Approval of Contingent Interim Sub-Advisory Agreement

Touchstone and Russell provided the Board with various written materials in advance of the in-person February 12, 2015 meeting to assist with the Board’s consideration of Russell. Touchstone provided written and oral information stating the basis for its recommendation to engage Russell as a contingent interim sub-advisor, including a discussion of the circumstances under which Touchstone might deem an interim sub-advisor necessary. The information also included details regarding Russell’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Russell by Touchstone; and (f) reputation, expertise and resources as an interim investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the Contingent Interim Sub-Advisory Agreement for the Fund would be in the best interests of the shareholders and the Fund. In approving the Contingent Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Contingent Interim Sub-Advisor’s proposed compensation; (3) the Contingent Interim Sub-Advisor’s past performance; and (4) the terms of the Contingent Interim Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Russell.  The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund.  The Board also took into consideration that Touchstone was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Fund.  In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Contingent Interim Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between Touchstone and Russell.  As a consequence, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Contingent Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay an interim sub-advisory fee to Russell.  The Board also considered certain comparative fee information concerning the sub-advisory fee that was paid to Navellier for managing the Fund.  The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fees paid to Navellier, noting that the proposed interim sub-advisory fee schedule to Russell was substantially lower than Navellier’s sub-advisory fee schedule.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Russell, with respect to the various services to be provided by Touchstone and Russell. The Board also noted that Touchstone negotiated the interim sub-advisory fee with Russell at arm’s length.

The Board also considered Russell’s investment performance and the Fund’s performance record under Navellier management.  The Trustees also noted that Russell has served as interim sub-advisor for two other Touchstone funds during  sub-advisor transitions and that Touchstone was satisfied with Russell’s management of those funds.  Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Contingent Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Russell; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment objective of the Fund.  In considering the approval of the Contingent Interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Contingent Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISOR

Rockefeller, located at 10 Rockefeller Plaza, New York, New York 10020, is a registered investment advisor that will serve as the sub-advisor to the Fund, effective on or about May 4, 2015. As sub-advisor, Rockefeller will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Rockefeller was founded in 1882 by John D. Rockefeller to manage the Rockefeller family’s investment, personal and philanthropic interests.  Rockefeller was incorporated in 1979 and registered with the SEC in 1980 as an investment advisor.  Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families.  As of December 31, 2014, Rockefeller had approximately $9.6 billion in net assets under management.

Rockefeller does not serve as an investment advisor or sub-advisor for any other investment companies which have a similar investment objective to the Fund.

The name and principal occupation of the principal executive officers of Rockefeller are listed below.

Name	Title and Occupation
Mark F. Rockefeller	Vice Chairman of the Board
Michael S. Rockefeller	Director
Colin G. Campbell	Chairman of the Board
David Rockefeller, Jr.	Director
Peter C. O’Neill	Director
David P. Harris	Chief Investment Officer
Candace K. Beinecke	Director
Merit Janow	Director
Yvette M. Garcia	Vice President, Secretary and General Counsel
Timothy J. McCarthy	Chief Compliance Officer
Reuben Jeffery III	Chief Executive Officer and Director
David Westbrook	Chief Financial Officer
Graham D. Thomas	Director

The address for each person listed above is 10 Rockefeller Plaza, Third Floor, New York, New York 10020.

Touchstone’s annual advisory fee for the Fund is 0.75% on the first $200 million, 0.70% on the next $800 million and 0.65% on additional average daily net assets of the Fund.  For the fiscal year ended March 31, 2014, the Fund paid Touchstone $ 6,779,404 in advisory fees.

Touchstone will use a portion of its advisory fee to pay Rockefeller’s sub-advisory fee.  Because Touchstone pays Rockefeller’s sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.  The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and Navellier (the “Prior Sub-Advisory Agreement”).  A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

General.  Rockefeller will manage the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment objectives, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as in effect when Rockefeller takes over as sub-advisor to the Fund.  Rockefeller will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Rockefeller also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.  Rockefeller will provide regular reports to the Board.  Rockefeller will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The sub-advisory fee rate payable to Rockefeller was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund will be marketed, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rate paid by the Fund to Touchstone as a result of the approval of Rockefeller as the sub-advisor to the Fund.

Liability.  Rockefeller has agreed to indemnify and hold harmless the Trust and all of its affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Rockefeller’s material violation of any applicable federal or state law, rule or regulation, or (b) Rockefeller’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability.  Rockefeller agrees that (i) the Trust’s obligations to Rockefeller under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Rockefeller shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect through May 4, 2017.  Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Independent Trustees.

Amendment.  The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Rockefeller upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

INFORMATION ABOUT THE CONTINGENT INTERIM SUB-ADVISOR

Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the contingent interim sub-advisor to the Fund should Touchstone deem an interim sub-advisor necessary during the transition period to Rockefeller. As interim sub-advisor, Russell would make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,400 transition events in the last three calendar years.  As of September 30, 2014, Russell was managing 12 mandates with $4.2 billion in assets across a broad range of asset classes.

Rockefeller does not serve as an investment advisor or sub-advisor for any other investment companies which have a similar investment objective to the Fund.

The name and principal occupation of the principal executive officers of Russell are listed below.

Name	Title and Occupation
Troy L. Rucker	Director, President and Chief Executive Officer
Kristin L. Gaerttner	Chief Compliance Officer
Kenneth W. Willman	Secretary and Chief Legal Officer
Matthew C. Moss	Director and Chief Financial Officer
Crista S. Dumais	Financial and Operations Principal
Jeffrey T. Hussey	Director

The address for each person listed above is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Touchstone’s annual advisory fee for the Fund is 0.75% on the first $200 million, 0.70% on the next $800 million and 0.65% on additional average daily net assets of the Fund.  For the fiscal year ended March 31, 2014, the Fund paid Touchstone $6,779,404 in advisory fees.

If Touchstone deems an interim sub-advisor necessary during the transition period to Rockefeller, Touchstone will use a portion of its advisory fee to pay Russell’s interim sub-advisory fee.  Because Touchstone would pay Russell’s interim sub-advisory fees out of its own fees received from the Fund, there would be no “duplication” of advisory fees paid.

CONTINGENT INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Contingent Interim Sub-Advisory Agreement is attached to this Information Statement as Exhibit C.  The Contingent Interim Sub-Advisory Agreement will take effect only if Touchstone deems an interim sub-advisor necessary during the transition period to Rockefeller.  The contractual terms and conditions of the Contingent Interim Sub-Advisory Agreement are similar to those of the Prior Sub-Advisory Agreement.  A description of several important provisions of the Contingent Interim Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

General.  Russell will manage Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as in effect when Rockefeller takes over as interim sub-advisor to the Fund.  Russell will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Russell also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.  Russell will provide regular reports to the Board.  Russell will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The interim sub-advisory fee rate payable to Russell was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There will be no change in the advisory fee rate paid by the Fund to Touchstone as a result of the contingent approval of Russell as the interim sub-advisor to the Fund.

Liability.  Russell has agreed to indemnify and hold harmless the Trust and all of its affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Russell’s material violation of any applicable federal or state law, rule or regulation, any investment policy or restriction in the Fund’s registration statement, or any written guidelines or instruction provided in writing by the Board, or (b) Russell’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties under the Contingent Interim Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Contingent Interim Sub-Advisory Agreement.

Limit on Trust Liability.  Russell agrees that (i) the Trust’s obligations to Russell under the Contingent Interim Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Russell shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The Contingent Interim Sub-Advisory Agreement will take effect only if Touchstone deems an interim sub-advisor necessary during the transition period to Rockefeller.  In that case, the terms of the Contingent Interim Sub-Advisory Agreement provide for it to remain in effect from execution until the effective date of a sub-advisory agreement approved by an affirmative vote of the Board.

Amendment.  The Contingent Interim Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The Contingent Interim Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Russell upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Contingent Interim Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Fund pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated May 1, 2000, as amended. The Advisory Agreement was last approved by shareholders on February 25, 2005 and by the Board of Trustees on November 20, 2014.  Under the Advisory Agreement, Touchstone continuously reviews, supervises, and administers the Fund’s investment program, and also ensures compliance with the Fund’s investment policies and guidelines, subject to the supervision of, and policies established by, the Board.

Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.

Under the terms of the Advisory Agreement, the Fund pays Touchstone a fee of 0.75% on the first $200 million, 0.70% on the next $800 million and 0.65% on additional average daily net assets of the Fund.  Touchstone will use a portion of its advisory fee to pay Rockefeller’s sub-advisory fee or Russell’s interim sub-advisory fee in the event that an interim sub-advisor is deemed necessary during the transition to Rockefeller.  As of December 31, 2014, Touchstone had approximately $21.0 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership.  The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, including the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended March 31, 2014.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned by Distributor as a Broker-Dealer in Selling Network	Amount Retained by Distributor in Underwriting Commissions
$200,187	$150,992	$22,274	$26,922

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.  For the fiscal year ended March 31, 2014, the Distributor retained $1,077 and $6,740 on the Fund’s Class B and C shares, respectively.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administrative agreement with the Trust. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. located at 4400 Computer Drive, Westborough, Massachusetts 01581 to serve as the Trust’s sub-administrator.  For the fiscal year ended March 31, 2014, the Fund paid Touchstone $1,568,142 in administration fees.

 SHARE OWNERSHIP INFORMATION

As of the Record Date, the following table lists those shareholders who owned of record or beneficially 5% or more of the outstanding shares of the Fund.  As of the Record Date, the Fund had 53,519,746 shares issued and outstanding.

Touchstone Large Cap Growth Fund — Class A

Name and Address	Number of Shares	Percent of Fund
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	943,867.378	10.06%
CHARLES SCHWAB & COMPANY INC CUST SPL CUSTODY BNFT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104	628,518.485	6.70%
MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE FLOOR DR EAST 2RD JACKSONVILLE FL 32246	514,150.768	5.48%

Touchstone Large Cap Growth Fund — Class B

Name and Address	Number of Shares	Percent of Fund
MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	23,142.505	36.65%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8,034.621	12.72%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,785.799	9.16%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5,641.874	8.93%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4,952.166	7.84%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	3,672.186	5.82%

Touchstone Large Cap Growth Fund — Class C

Name and Address	Number of Shares	Percent of Fund
MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE FLOOR DR EAST 2RD JACKSONVILLE FL 32246	1,278,884.846	31.88%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	652,938.416	16.28%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	482,429.011	12.03%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	364,643.441	9.09%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	334,646.219	8.34%

Touchstone Large Cap Growth Fund — Class Y

Name and Address	Number of Shares	Percent of Fund
JPMORGAN CHASE AS TRUSTEE FBO THE FIFTH THIRD BANCORP MASTER PROF SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	3,289,557.288	24.76%
WESTERN AND SOUTHERN LIFE INS COMP A SEPARATE ACCOUNT MAILSTATION 400 BROADWAY CINCINNATI OH 45202	1,979,444.363	14.90%
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,554,074.636	11.70%
FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	1,485,008.615	11.18%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,394,899.920	10.50%
MLPF & S THE SOLE BENEFIT OF FOR IT’S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	748,401.411	5.63%

As of the Record Date, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, RI 02940 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A: PRINCIPAL RISKS

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

•                  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•                  Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

A-1

•                  Emerging Markets Risk: Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•                  Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Growth Investing Risk: Growth-oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.

Sector Focus Risk: The Fund may focus its investments in certain industries within certain sectors. A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Sustainability and Impact Investing Risk: The Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries.  In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

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EXHIBIT B: FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

Touchstone Sustainability and Impact Equity Fund

A series of

Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of May 2, 2015, between Touchstone Advisors, Inc. (the “Advisor”), and Rockefeller & Co., Inc. (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Sustainability and Impact Equity Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.             Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.             Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.         The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the portfolio securities will be exercised.

b.         As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, a portfolio manager responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.         The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.

d.         The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent.  The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing any such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent, and not the Sub-Advisor, will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e.         The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund and its other clients. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

f.         Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.         The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

h.         The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source or agent and has no responsibility for calculating the Fund’s net asset value.

i.          Regulatory Compliance.

(i)            The Sub-Advisor will comply in all material respects with applicable federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment adviser providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)           The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii)          The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)          The Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v)           The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall adopt policies and procedures reasonably designed to ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi)          The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). The Sub-Advisor agrees to correct any such failure promptly and to take any lawful action that the Board or the Advisor may reasonably request in connection with any such breach.  In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board.  The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with their respective certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. To the extent legally permissible, the Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii)         The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered promptly upon request to the Trust, upon the termination of this Agreement and shall be generally available for telecopying without delay upon reasonable advance notice during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping and compliance purposes.

j.          To the extent legally permissible, the Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; provided that the Sub-Advisor shall have the opportunity to review in advance of first use any materials that include the Sub-Advisor’s past performance and investment history; (iii) access to the one or more individual(s) responsible for day-to-day management of the Fund or who are knowledgeable about the investment strategy employed by the Sub-Advisor for the Fund for participation in marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s) in connection with the Fund.

k.         The Sub-Advisor will, on behalf of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to seek the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.          The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prompt written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.       In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.         The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

o.         The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.        The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.        The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.         The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.

3.             Compensation of the Sub-Advisor.

a.             As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to X.XX% on the first $200 million of average daily net assets of the Fund, X.XX% on the next $800 million of average daily net assets of the Fund, and X.XX% on average daily net assets of the Fund over $1 billion; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

b.             The Sub-Advisor reserves the right to waive all or a part of its fees.

4.             Ongoing Reporting of the Sub-Advisor.

a.             Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s condensed balance sheet; provided, however, that if the Sub-Advisor’s equity decreases by 25% or more year-over-year, the Sub-Advisor agrees to provide the Advisor with such additional information as the Board may reasonably request, which may include (but is not limited to) its income statement and notes to the financial statements.

b.             Key Personnel Reporting. To the extent legally permissible, the Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5.             Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents and any amendments to such Disclosure Documents during the term of this Agreement, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6.             Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.             Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8.             Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.             Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.          Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, terrorism, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.          Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law or regulation, provided that prior to such disclosure and to the extent legally permissible the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall make all reasonable efforts to seek a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party that is not otherwise subject to obligations of confidentiality; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.          Renewal, Termination and Amendment.

a.             This Agreement shall continue in effect, unless sooner terminated under this Agreement, through May 2, 2017; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.             This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.             This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.             The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.          Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.          Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 10 Rockefeller Plaza, Third Floor, New York, NY 10020.

15.          Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.          Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.          Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires each person or entity that opens a trading account on behalf of the Fund to provide and verify certain information.  The Sub-Advisor will ask the Advisor for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information, as appropriate to meet these requirements.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY:	BY:

Name:	Name:

Title:	Title:

ROCKEFELLER & CO., INC.

BY:

Name: David Westbrook

Title: Chief Financial Officer

EXHIBIT C: FORM OF CONTINGENT INTERIM SUB-ADVISORY AGREEMENT

INTERIM SUB-ADVISORY AGREEMENT

TOUCHSTONE LARGE CAP GROWTH FUND

TOUCHSTONE STRATEGIC TRUST

This INTERIM SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of February 17, 2015, between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the “Advisor”), and RUSSELL IMPLEMENTATION SERVICES INC., a Washington corporation (the “Interim Sub-Advisor”).

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by Touchstone Strategic Trust (the “Trust”), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), to provide investment advisory services with respect to certain assets of the Touchstone Large Cap Growth Fund (the “Fund”); and

WHEREAS, the Interim Sub-Advisor also is an investment adviser registered under the Advisers Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and

WHEREAS, the Advisor desires to retain the Interim Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Interim Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.             Appointment of the Interim Sub-Advisor.  In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the “Advisory Agreement”), the Advisor hereby appoints the Interim Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Investment Guidelines attached as Schedule A to this Agreement and subject to the Fund’s currently effective prospectus and statement of additional information, as amended (the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth.  The Interim Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided.  The Interim Sub-Advisor shall at all times maintain its registration as an investment adviser under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal.  The Interim Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.             Duties of the Interim Sub-Advisor.  The Interim Sub-Advisor will provide the following services and undertake the following duties:

a.          The Advisor shall provide Interim Sub-Advisor with a statement of the investment objectives and policies of the Fund Assets and any specific investment restrictions applicable thereto, as amended from time to time (the “Investment Guidelines”), and with the investment restrictions, objectives, strategies and policies set forth in the Fund’s Disclosure Documents.  The Investment Guidelines, as may be amended, are hereby incorporated into this Agreement. The Interim Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines, as set forth in Schedule A, and in conformity with the Fund’s Disclosure Documents and any directions which the Advisor or the Trust’s Board may give with respect to the Fund.  In furtherance of the foregoing, the Interim Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same.  The Interim Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.  The Interim Sub-Advisor will render regular reports to the Trust’s Board and to the

Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Interim Sub-Advisor).  Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Interim Sub-Advisor as the Trust or the Advisor shall request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Interim Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.  The Interim Sub-Advisor may utilize the services of a third-party to research and vote proxies on its behalf and on behalf of the Fund.  The Interim Sub-Advisor shall not have custody of any of the assets of the Fund, is not authorized to provide the Fund with legal or tax advice, and is not authorized to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Interim Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent.  The Interim Sub-Advisor shall  assist  the  custodian  or  other  duly  designated  Fund  agent  in  evaluating  such securities litigation claims, as reasonably requested in writing, but the Interim Sub-Advisor will not be responsible for filing such claims.  The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding securities litigation claims involving securities presently or formerly held by the Fund.

b.             The Interim Sub-Advisor has full discretion and authority, to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives, and restrictions set forth in this Agreement and the applicable Schedules, to do any or all of the following:  (i) to establish brokerage accounts in the Fund’s name with the Interim Sub-Advisor or other unaffiliated brokers or counterparties to effect securities transactions in connection with the services hereunder, and to exercise full discretionary authority over such accounts; and (ii) to purchase or sell, securities held in the Fund’s investment accounts.

In connection with these transactions, the Interim Sub-Advisor may (i) negotiate, amend, execute and deliver any agreements or documents the Interim Sub-Advisor considers necessary or desirable for the purpose of entering into these securities transactions; and (ii) deliver to counterparties, on the behalf of the Fund representations, warranties, and covenants, along with such financial information regarding the Fund as such counterparties may reasonably request.

c.             All transactions will be conducted in the manner described in the Interim Sub-Advisor’s Trading Practices, attached as Schedule B.  In addition, the Interim Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect the  Fund Assets with  similar  orders  being  made  simultaneously  for  other accounts managed by the Interim Sub-Advisor or its affiliates, if, in the Interim Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions, and other expenses.  In the event that a purchase or sale the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Interim Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.  Whenever the Fund and one or more other investment advisory clients of the Interim Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Interim Sub-Advisor to be equitable to each.  Moreover, it is possible that due to differing investment objectives or for other reasons, the Interim Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

d.             The Interim Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Interim Sub-Advisor or its affiliates unless (a) such purchases  or  sales  are  in  accordance  with  applicable  law  and  regulation  (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Interim Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

e.           The Interim Sub-Advisor shall promptly notify the Advisor if the Interim Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Interim Sub-Advisor agrees to provide any pricing information of which the Interim Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.  The parties hereto recognize that the Interim Sub-Advisor is not an official pricing source.

f.             Regulatory Compliance.

(i)            The Interim Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act,  the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act, the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In selecting the Fund’s portfolio securities and performing the Interim Sub-Advisor’s obligations hereunder, the Interim Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Interim Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Advisor shall limit the Interim Sub-Advisor’s full responsibility for any of the foregoing.

(ii)           The Interim Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund.  The Interim Sub-Advisor shall ensure that its Access Persons (as defined in the Interim Sub-Advisor’s Code of Ethics) comply in all material respects with the Interim Sub-Advisor’s Code of Ethics, as in effect.  Upon request, the Interim Sub-Advisor shall provide the Fund with (i) a copy of the Interim Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Interim Sub-Advisor’s Code of Ethics. No less frequently than annually, the Interim Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Interim Sub-Advisor’s Code of Ethics to the Fund and the Advisor.  The Interim Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Code by Access Persons and the sanctions imposed by the Interim Sub-Advisor.  The Interim Sub-Advisor shall immediately notify the Advisor of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

(iii)          The Interim Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures.  In addition, the Interim Sub-Advisor shall provide a quarterly report regarding its compliance with the Fund’s investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund’s and the Advisor’s policies, guidelines, or procedures as applicable to the Interim Sub-Advisor’s obligations under this Agreement. The Interim Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board.  The Interim Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Interim Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Interim Sub-Advisor will promptly notify the Trust in the event (i) the Interim Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Interim Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Interim Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(iv)          The Interim Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Interim Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”).  The Fund Books and Records shall be available to the Advisor and the Board at any time upon request shall be delivered to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.  The Interim Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

g.             The Interim Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to:  (i) permission to use the Interim Sub-Advisor’s name as provided in Section 5; (ii) permission to use the past performance and investment history of the Interim Sub-Advisor with respect to a composite of other funds managed by the Interim Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Interim Sub-Advisor and individual manager(s).

h.             The Interim Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Fund’s Disclosure Documents.  When placing orders with brokers and dealers, the Interim Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Interim Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.  Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Interim Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund.  The Interim Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act,  to pay a broker or dealer who provides research services to the Interim Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Interim Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Interim Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services.  The Interim Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

i.              The Interim Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage;

or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement.  Furthermore, the Interim Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

j.              In the event of any reorganization or other change in the Interim Sub-Advisor, its investment principals, supervisors, or members of its investment (or comparable) committee, the Interim Sub-Advisor shall give the Advisor and the  Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

k.             The Interim Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

3.             Compensation of the Interim Sub-Advisor.

a.             As compensation for the services to be rendered and duties undertaken hereunder by the Interim Sub-Advisor, the Advisor will pay to the Interim Sub-Advisor a monthly fee equal on an annual basis to X.XX% of the average daily net assets of the Fund without regard to any total expense limitation of the Fund or the Advisor.  Such fee shall be computed and accrued daily.  If the Interim Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a, the compensation to the Interim Sub-Advisor shall be prorated.  For purposes of calculating the Interim Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

b.             The Interim Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

4.             Activities of the Interim Sub-Advisor.  The Interim Sub-Advisor will report to the Trust’s Board (at regular quarterly meetings and at such other times as such Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (ii) such other information as the Board shall reasonably request regarding the Fund, the Fund’s performance, the services provided by the Interim Sub-Advisor to the Fund as compared to its other accounts, and the plans and capability of the Interim Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Interim Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

The Interim Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Interim Sub-Advisor’s statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

5.             Representations of the Advisor and the Trust.  The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery and performance will not violate any applicable law, regulation, organizational document, policy or agreement binding on the Trust or its property; (c)  the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Interim Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Interim Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Interim Sub-Advisor a true and complete copy of the Fund’s current Disclosure Documents as effective from time to time, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Interim Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); (g) Information provided by the Advisor to the Interim Sub-Advisor pursuant to this Agreement, including but not limited to Investment Guidelines, policies, restrictions, and identifying information provided to establish accounts with the Interim Sub-Advisor is accurate and complete in every material respect, and (i) the Advisor acknowledges that various members of Russell Investments provide other services, including consulting advice and recommendations with respect to investment strategies and service providers, and that as a matter of policy, such consulting services do not include evaluations, advice or recommendations to use Russell Investments products or services.  If the Trust has or will receive such services, the Advisor represents that (i) it did not rely upon, and was not influenced by, this investment advice as the primary basis for selecting the Interim Investment Advisor to provide the services hereunder; and (ii) it will not rely on such investment advice in considering whether or not to continue the services provided hereunder.  The Advisor will promptly notify the Interim Sub-Advisor if any representation ceases to be accurate or complete in any material respect, and will provide the Interim Sub-Advisor with such other documents or certificates as the Interim Sub-Advisor may reasonably request in connection with the services.  For purposes of this Agreement, “Russell Investments” shall mean Frank Russell Company and its subsidiaries.

6.             Use of Names.  Neither the Advisor nor the Trust shall use the name of the Interim Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Interim Sub-Advisor; provided, however, that the Interim Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.  The Interim Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Interim Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust  will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Interim Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

7.             Liability of the Interim Sub-Advisor.  The Interim Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Interim Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Interim Sub-Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board, or (b) the Interim Sub-Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

8.             Liability of the Advisor.   The Advisor shall indemnify and hold harmless the Interim Sub-Advisor and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses  incurred by  reason  of  or  arising  out  of:  (a)  the  Advisor  being  in  material  violation  of  any applicable federal or state law, rule, or regulation, or (b) the Advisor’s willful misfeasance, bad faith,  or  gross  negligence generally in the performance of its duties hereunder; or  its  reckless  disregard  of  its  obligations  and  duties  under  this Agreement.

9.             Limitation of Trust’s Liability.  The Interim Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust.  The Interim Sub-Advisor agrees that (i) the Trust’s obligations to the Interim Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Interim Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.          Force Majeure.  The Interim Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply.  In the event of equipment breakdowns beyond its control, the Interim Sub-Advisor shall take all reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.          Confidentiality.  Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”).  Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except:  (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties.  However, the receiving party shall have no obligation to maintain the confidentiality of information that:  (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information.  Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

12.          Renewal, Termination and Amendment.

a.             This Agreement shall be effective as of February 17, 2015 until  the effective date of a sub-advisory agreement approved by an affirmative vote of the Board in reliance on the Trust’s SEC exemptive order from certain requirements of Section 15(a) and Rule 18f-2 of the 1940 Act.

b.             This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Interim Sub-Advisor; (ii) by the Interim Sub-Advisor upon not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, without the payment of any penalty, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

c.             This Agreement may be amended at any time by the parties hereto, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change, except that the Interim Sub-Advisor may amend Schedule B (Russell Trading Practices) by written notice to the Advisor, and the Advisor may amend Schedule C (Authorized Persons) by written notice to the Interim Sub-Advisor.

d.             The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.          Severability.  If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.            Notice.  Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Interim Sub-Advisor shall be 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

15.          Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.     Entire Agreement.  This Agreement, including the attached Schedules, constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

17.          Authorized Persons.  A list of persons duly authorized to act on the Trust’s behalf concerning this Agreement is attached as Schedule C.

18.  Customer Notification.  By executing this Agreement, the Advisor acknowledges receipt of Part 2 of the Interim Sub-Advisor’s Form ADV prior to signing, as required by the Advisers Act.  Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five (5) business days after entering into this contract.  U.S. law also requires the Interim Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account.  The Interim Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer ID or other identification number, and may ask for other identifying information.

19.          Counterparts.  This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

TOUCHSTONE ADVISORS, INC.

BY:	BY:
Steven M. Graziano
President	Name:

Title:

RUSSELL IMPLEMENTATION SERVICES INC.

BY:

Name:

Title:

Schedule A

INVESTMENT GUIDELINES

INTERIM MANAGEMENT SERVICES PROGRAM

This Schedule describes the Interim Management Services program (the “Program”) to be provided under the Agreement.  The Program includes a combination of administrative coordination, cash and transaction management, and “overlay” investment advisory services using securities and other instruments designed to keep the Fund’s assets aligned with investment policy or an otherwise specified target for a specified period.

INVESTMENT OBJECTIVE

Russell will manage the Fund to achieve returns similar to the Fund’s benchmark index based on ex ante tracking error while controlling transaction-related expenses through reduced trading. The goal will be to manage the Fund’s risk relative to the Fund’s benchmark index, as measured by the annualized ex ante tracking error, to the Russell 1000 Growth Index (“The Target”); targeting 2.0% tracking error and rebalancing the Fund if tracking error exceeds 2.25%. The Target is determined through various risk optimization models to target the 2.0% tracking error and is also designed to mitigate and reduce other risk, but not all associated risk factors. Russell does not conduct specific research, fundamental analysis, or have an opinion as to the quality of any specific security or investment instrument. Should the Fund’s tracking error exceed 2.25% as measured, at a minimum, on a weekly basis, Russell will re-optimize the Fund back to the 2.0% annualized target under the limitation that any securities purchased are within the Russell 1000 Growth Index’s universe. The minimum number of names to be held will be 300 with a maximum of 800 names.

TIMEFRAME

The expected timeframe of the interim assignment is approximately four months. The Interim Sub-Advisor reserves the right to resign from the interim assignment by providing 30 days advanced written notice.

FEES

There will be a monthly investment management fee of XXX (X.XX%) based on the actual number of days (actual/actual) which would begin upon execution. This fee will be assessed monthly.

It is understood that the above pricing is based on our agreement that the Interim Sub-Advisor will conduct the transition at the conclusion of the interim portfolio management assignment.

INTERIM MANAGEMENT SERVICES

The Interim Sub-Advisor will monitor the tracking error ☒ weekly ☐ monthly.

The Interim Sub-Advisor will rebalance, if necessary, ☒ weekly ☐ monthly when the measured portfolio tracking error exceeds 25 basis points (0.25%) from the target portfolio level tracking error outlined above.

The Interim Sub-Advisor’s interim portfolio management process utilizes various risk models and optimization techniques with the primary goal of reducing portfolio level tracking error as measured versus the specified published benchmark index. This process further attempts to mitigate and reduce other but not all associated risk factors.  While providing interim portfolio management services, the Interim Sub-Advisor does not conduct specific research, fundamental analysis, or have an opinion as to the investment quality of any specific security or investment instrument.   While the optimization process seeks to reduce portfolio level tracking error, it does not eliminate the risk associated with security specific events.

During the interim portfolio management timeframe, the Interim Sub-Advisor will be responsible for corporate actions including proxy materials.  Unless otherwise instructed, the Interim Sub-Advisor’s default for proxy voting is to vote in line with Russell Investment Guidelines.

CONSTRAINTS

☒ Limit purchases to securities contained within the benchmark universe (Interim Sub-Advisor default)

☒ Limit purchases to not exceed the benchmark weight (Interim Sub-Advisor default)

Cash and cash equivalents should be limited to 5 % of the total portfolio value.

Will the interim assignment include the use of financial futures? ☐ Yes ☒ No

Are any residual cash balances to be equitized? ☐ Yes ☒ No

For multi-currency portfolios are any currency exposures to be hedged? ☐ Yes ☒ No

If yes, please detail below:

REPORTING REQUIREMENTS

☐ Monthly portfolio appraisal detailing the holdings

☐ Monthly performance report

☐ Monthly risk analysis

☐ Monthly reconciliation of account(s) with custodian

ELIGIBLE SECURITIES AND INVESTMENTS

The Program can invest in short-term Government securities, short-term cash vehicles, and individual equity, fixed income, or other securities.

RESTRICTIONS

The Program may not:

•      Use futures for any purpose.

•      Engage in commodity transactions.

Schedule B

TRADING PRACTICES

Russell Implementation Services Inc. (“Russell”) is a registered investment adviser under the Investment Advisers act of 1940, as amended, and a registered broker dealer under the Securities Exchange Act of 1934, as amended.  The following describes the terms, conditions and trading practices that apply when Russell has been engaged by a client (the “Client”) to effect transactions in securities, futures, currency, swaps and related instruments.

BEST EXECUTION.  Russell seeks “best execution” in performing all of its trading services.  Best execution is a term of art that does not have a single industry accepted definition.  Russell defines best execution as:

The process that is most likely, in Russell’s good faith judgment, to preserve the value of investment decisions within the Client’s stated investment objectives and constraints.

Best execution requires evaluation and management of probabilistic factors that cannot be predicted or controlled effectively on a trade-by-trade basis.  As such, Russell’s process is designed to minimize total expected costs and risks across the distribution of events in an investment cycle.

ORDER AGGREGATION AND ALLOCATION.  Russell may in some cases aggregate sales and purchase orders of securities and other investments for Clients with concurrent trades managed by Russell or its affiliates.  Russell is not obligated to aggregate orders, and will only do so if Russell reasonably believes such aggregation will result in an overall benefit to its Clients, taking into consideration the objective of best execution as defined above.  Aggregated orders are allocated among Russell Clients such that Clients are treated on a fair and equitable basis, and that the interests of some Clients are not placed over those of others.

SECURITIES TRANSACTIONS.  Russell effects transactions in securities including stocks and bonds as follows:

Agency Basis.  Russell acts as agent for its Clients for all transactions.  Russell may consider trades with independent broker-dealers or counterparties who are themselves acting as principal or agent, but Russell will always act in an agency capacity.  Russell may arrange agency cross-transactions where permitted and where such transactions are consistent with the overall implementation strategy.  An arranged agency cross-trade is a trade where Russell presents both sides of the trade, as agent, to an external crossing network, exchange or market place where the price is determined independently.

Broker-Dealers.  Russell has arrangements with a wide network of non-affiliated correspondent broker-dealers and counterparties (collectively, “Broker-Dealers”) and may use any one or more of such Broker-Dealers to perform execution, clearing or other services in relation to trades executed under its Client agreements.  Russell selects and evaluates Broker-Dealers for trading services based on processes designed to achieve best execution as defined above.  These due diligence processes include evaluation of several factors, including quality of execution (measured in terms of net price versus stated benchmarks), market access, technology, and ability to accommodate special transaction needs and Client service.

FUTURES TRANSACTIONS.  Russell manages futures transactions for Clients in several contexts, including Overlay Services, Transition Services and various interim portfolio management and other assignments.  The terms and strategies applied will vary depending on the type of service and the contract, investment guidelines and special restrictions established with the Client, but the following general practices apply:

Designated Brokers.  As an agent, Russell effects all futures transactions in accounts established with a clearing broker selected by agreement of Russell and the Client (the “Designated Broker”).  To establish these account(s), Russell will provide the Client with materials developed by the Designated Broker, including certain disclosure materials related to the risks of futures.  Accounts may be established either directly by the Client, or by Russell on behalf of the Client if the Client executes a Power of Attorney (in the form prescribed by the Designated Broker) authorizing Russell to execute customer agreements and establish such accounts.  Russell may also use execution-only brokers for futures transactions.  Russell manages and maintains the required give-up agreements between clearing and execution-only firms necessary to effect such transactions.

The Designated Broker is responsible for the timely payment of amounts owed to Clients and for the payment of any penalties and interest due to any default by the Designated Broker.  The Client is responsible for ensuring the timely payment of any amounts owed by the Client to the Designated Broker upon instruction from Russell and for payment of any penalties and interest due to any such default on the part of the Client.

Collateral.  The Designated Broker may require initial, variation, maintenance and other required margin in the form of monies, securities or otherwise (“Collateral”) in connection with the Client account.  As provided in the Client agreement, Russell will from time to time execute Collateral transactions and provide (or direct the Client to provide) the Designated Broker with the necessary Collateral.  The collateral will be held in an account at the Designated Broker in the name of the Client.  All interest and earnings on the Collateral belong to the Client and will be delivered to the Client on a periodic basis.

CURRENCY AND SWAP TRANSACTIONS.  Russell effects transactions in currency and swaps as follows:

Counterparty Banks and Prime Brokers.  Russell has arrangements with a wide network of non-affiliated counterparty banks and prime brokers (collectively “Counterparties”) and may use any one or more of such Counterparties to perform execution, clearing or other services in relation to trades executed under Client agreements.  Russell selects and evaluates Counterparties for trading services based on processes designed to achieve best execution.  These due diligence processes include evaluation of several factors, including creditworthiness, quality of execution (measured in terms of proximity to the contemporaneous market price), Client service, market access, technology and ability to accommodate special transaction needs.

Alternative Execution Outlets.  Russell may employ a variety of alternative execution outlets in pursuit of best execution and individual counterparty trade execution systems.

Currency and Swap Collateral.  The Counterparties may require margin in the form of monies, securities or otherwise (“OTC Collateral”) in connection with the Client account.  As provided in the Client agreement, Russell will from time to time execute OTC Collateral transactions and provide (or direct the Client to provide) the Counterparties with the necessary OTC Collateral.  All interest and earnings on the OTC Collateral belong to the Client and will be delivered to the Client on a periodic basis.

FEES AND OTHER CHARGES.  Russell fees related to securities, futures, currency, swap or other transactions, will be on terms separately agreed with the Client for the assignment and may be collected by brokers, counterparties or charged directly.  For securities transactions, brokerage fees include charges for execution, clearing or other services, if any, imposed by the Broker-Dealers, exchanges, ECN’s or other execution venues.  For futures transactions, brokerage fees include charges imposed by the Designated Broker and, if applicable, the execution-only broker, for execution, clearing and other services.  For currency transactions, trading costs and fees are generally reflected in the currency exchange rate.  For swap transactions, fees and charges are generally included in the price of the swap.  For all transactions, fees for taxes, exchange fees, settlement, prime brokerage, transfer, custodial fees and other similar items are borne by the Client.

Schedule C

AUTHORIZED PERSONS

The Advisor hereby certifies that the persons named below have authority to provide instructions in respect to this Agreement.

Interim Sub-Advisor may rely on this authorization until it receives written notice to the contrary.

Name: Jill McGruder

Title: President and CEO of IFS Financial Services, Inc.

Signature:

Name: Steve Graziano

Title: President of Touchstone Advisors, Inc.

Signature:

Name: Tim Paulin

Title: Vice President of Touchstone Advisors, Inc.

Signature:

Certified this 17 day of February, 2015.